UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/HIMCO Short Duration Fund
(Class A: ASDAX)
(Class C: ASDCX)
 (Class I: ASDIX)

Annual Report
June 30, 2016

AAM/HIMCO Short Duration Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	23
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	39
Supplemental Information	40
Expense Examples	46

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/HIMCO Short Duration Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM/HIMCO Short Duration Fund

Annual Shareholder Letter: June 30, 2016

We are pleased to report that the AAM/HIMCO Short Duration Fund (the Fund) has completed its second year of operation and we are proud to report on our performance through the end of June 30, 2016.  For the fiscal year ending June 30, 2016, the AAM HIMCO Short Duration Fund Class A returned 1.70% and -0.79% including applicable sales charges, Class C returned 0.97% and Class I returned 1.94%.1  The Fund’s benchmark, the Barclays 1-3 Yr U.S. Government/Credit Index,2 returned 1.59%.

The Fund seeks to provide current income and long-term total return for investors. We seek to achieve this by normally investing at least 65% of the Fund’s total assets in investment grade securities, with the ability to invest up to 35% of its total assets in non-investment grade securities (often called "junk bonds"), as well as bank loans and loan participation interests.  Our view is that investors can benefit by having a greater opportunity set than other traditional short duration strategies.  While we seek to provide enhanced income, we are also mindful of capital preservation through weaker market environments. We believe that during periods of economic expansion and rising interest rates, it may be beneficial to have greater exposure to credit risk versus interest rate risk.  Conversely, during periods of economic contraction and falling interest rates, having less exposure to credit risk versus interest rate risk may be beneficial.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy.  This provides multiple levers to potentially outperform in various market environments.

Market Review

Over the course of the period from July 1, 2015 to June 30, 2016, and exactly 7 years to the day since the U.S. Federal Reserve (the Fed) lowered the Fed Funds rate to 0.25%, the Fed increased the Fed Funds target rate to 0.50% on December 16th 2015.  The expectation that the Federal Open Market Committee (FOMC) would begin this new hiking cycle in 2015 had been widely debated over the past couple of years and now that “liftoff” had begun, attention turned to the pace of future increases.  In the last tightening cycle from 2004 – 2006 the Fed increased the rate by 25 basis points (or "bps", 1 basis point equals 0.01%.) at each meeting ending at a rate of 5.25% having begun at a rate of 1.00%.  This time expectations are very different with the market not only pricing in a more cautious Fed, that will likely be slower to raise rates, but also that the terminal rate is estimated to be materially lower than each of the previous tightening cycles, the other 2 being 1994 – 1995 when rates ended at 6.00% and 1999 – 2000 when the Fed Funds rate finished at 6.50%.  In announcing the increase in the Fed Funds rate, the FOMC stated that “inflation is expected to rise to 2 percent over the medium term as the transitory effect of declines in energy and import prices dissipate and the labor market strengthens further”.  However, showing caution the FOMC also stated that it “expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate” and that “the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data”3.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

However, against this backdrop concerns remained regarding the growth outlook for China and the subsequent impact on global growth.  This was particularly felt throughout the emerging markets and within the energy and metals & mining sectors.  In addition to this, concerns remained with regard to the continued anemic growth in Europe as well as the impact of the continued strength of the U.S. dollar coupled with weaker demand from overseas.  These concerns ushered in extraordinarily high levels of volatility during the first quarter of 2016 as investors grew increasingly concerned regarding the trajectory and strength of global growth.  Equities and spreads came under pressure resulting in U.S. Treasury yields falling across the curve as investors re-engaged in the flight to quality trade.  However, equities and spreads recovered relatively quickly from those February lows and highs, respectively, though the same could not be said of interest rates that continued on a path lower.  The rationale behind lower rates in the U.S. has largely been attributed to not only the FOMC being increasingly likely to keep rates lower for longer but also lower interest rates, and in many cases negative interest rates, in other regions of the world.

While the statement from the FOMC following the June 2016 meeting was in essence largely unchanged, the subsequent press conference and release of the latest forecast by the Fed for future increases in interest rates (the dot plot) led the market to conclude that the FOMC had indeed now adopted a more dovish stance that would be more accommodative to the market.  In line with the volatility we have seen this year market sentiment was once again challenged just one week later.  The increasing optimism that the result of the British referendum on June 23rd would be to remain part of the European Union (EU) and hence maintain the status quo, coupled with the improvement in market sentiment, proved to be premature as the result came back that the decision was to leave the EU.  The market response was quick and decisive as the flight to quality bid ensued.  Equities and spreads came under renewed pressure though did not reach the relatively extreme levels we witnessed during the middle of February.  The same cannot be said however for interest rates in the U.S. which moved to the lows for the year with longer dated Treasuries greater than 10 years in maturity moving towards all-time historic lows.  The U.S. dollar strengthened significantly which is another consideration that the FOMC will also have to take into account.

After trading in a 55-bps range, the U.S. two-year Treasury ended the period 6 bps lower at 0.58%, while the three-year ended at 0.69%, 31 bps lower after trading in a 68-bps range4.  Additionally, the five-year Treasury ended the period 65 bps lower at 1.00%.  The range for the five-year during the past 12 months was 81 bps with a low of 0.98% and a high of 1.79%, illustrating once again the level of interest rate volatility5.

Against this backdrop of interest rate volatility, we maintained an interest rate duration position on the lower side of the range and have been consistently shorter duration than that of the benchmark.  In terms of the allocation to the spread sectors, the portfolio was, and remains, diversified across investment grade corporates, bank loans, commercial mortgage-backed securities (CMBS), high yield corporates and asset-backed securities (ABS).  Over the course of the year we have been tactical in our sector allocations in seeking what we consider to be attractive risk-return profiles.  The Fund continues to maintain a U.S. Treasury and cash position, providing us the ability to take advantage of any weakness in the marketplace to add further to the spread sectors.

The positioning in investment grade corporates was largely weighted to the banking sector.  We continue to have a positive view given the improvement in bank liquidity, asset quality and capital positioning.  The high yield and bank loan positions were and remain biased to BB issuers and shorter-dated maturities.  Given the uncertainty of the strength of global economic growth, we focused our positioning on credits that we believed had the balance sheets and cash flows to withstand the potential for further periods of volatility.  We monitored those that were becoming increasingly shareholder friendly and continue to do so.  Our CMBS view remains favorable as the U.S. economic picture stayed intact with improving fundamentals for the sector.  We will likely maintain and look to add further to these positions as mentioned above, including ABS and Collateralized Loan Obligations (CLO), given their floating-rate nature and relatively attractive income profile compared to Treasuries and agencies.  We intentionally maintained a relatively small allocation to the emerging market sector given our concerns of continued volatility, which is a risk for which we generally do not feel we are yet being compensated.  The same was also the case for mortgage-backed securities (MBS), where we felt an increase in interest rate volatility had the potential to lead to relative underperformance when compared to the other spread sectors such as investment grade corporates.

Outlook

In spite of some mixed economic data, the general consensus remains that the U.S. economy continues to improve at a steady pace with a strong likelihood that a rebound from the weaker first half of 2016 will occur as we move into the second half of the year.  However, overseas there continues to be the same concerns regarding the growth outlook for China and the subsequent impact on global growth.  This also continues to be felt throughout the emerging markets and in particular the energy and metals & mining sectors.  While there has certainly been recovery in asset valuations in these sectors, the underlying concerns remain the same.  With the decision to leave the EU now made, the U.K. negotiations with regards to how this will occur now begin and are likely to take years to formalize.  This uncertainty only adds to the concerns of the already anemic growth outlook in Europe and is likely to lead to further accommodative actions on the part of the European and U.K. Central Banks.  Furthermore, there is the U.S. Presidential race which is likely to remain contentious now that we have the nominees Hillary Clinton and Donald Trump.  Given what we have seen so far, it is fair to assume that this contentious election cycle may add to further market volatility during the summer months as investors begin to evaluate the potential outcomes and implications of policy decisions.  It remains to be seen how significant the impact of these numerous concerns will be on corporate profits though clearly there continues to be more headwinds then tailwinds; upcoming earnings releases as well as forward guidance will be watched very closely.

As has been the case over the past year, given these various concerns as well as the most recent statements from the FOMC, it remains our contention that as the Fed moves forward on this current tightening cycle, they will be sensitive and responsive, not only to the impact on the economy domestically but also to exogenous factors.

We anticipate that interest rate and spread volatility is likely to remain with us over the coming year as the market continues to evaluate incoming economic data and conditions.  In spite of the continued volatility, interest rates remain at historic lows and as such should not inhibit continued supply across the spread sectors and furthermore should remain favorable for continued M&A activity.

As mentioned earlier, the recent widening in spreads was not as dramatic as the move we had witnessed back in February illustrating the amount of cash that appears to have been built up in the system.  The fact that many areas in the rest of the world are dealing with negative interest rates has also been a factor in keeping yields and spreads within the lower ranges in the U.S.;  a trend we would expect to continue over the near term.

Given our expectation of continued pockets of both rate and spread volatility, coupled with our ongoing more cautious fundamental view, we will remain vigilant with issuer and sub-sector exposures.  While we are through the Brexit vote, there is clearly a high level of uncertainty remaining as to what shape the negotiations will take and the impact of those not just on the U.K. but also globally.  There will also continue to be significant focus surrounding Fed meetings and statements for indications as to the future path of interest rates which will be guided primarily by economic data releases and exogenous factors.  We also have the U.S. elections to contend with which will likely add to an ongoing level of volatility and with that the potential for further investment opportunities.

1.	Class A shares carry a maximum sales charge of 2.5%; Class A and C shares carry a maximum deferred sales charge of 1%. Sales charges do not apply the Class I shares.

2.	The index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

3.	https://www.federalreserve.gov/newsevents/press/monetary/2016monetary.htm - Link to most recent relevant minutes

4.	Bloomberg, 2 Year/3 Year U.S Treasury, June 30, 2016

5.	Bloomberg, 5 Year U.S Treasury, June 30, 2016

The views expressed in this Annual Shareholder Letter are the views of HIMCO, the sub-advisor to the AAM/HIMCO Short Duration Fund (the “Fund”) through the end of the period and are subject to change based on market and other conditions.  The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security.  Any such offer may be made only by the Fund’s prospectus.  The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

This Annual Shareholder Letter is submitted for the general information of the shareholders of the Fund.  This update is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund.  For specific investment risks, please refer to the prospectus.

Advisor:  AAM is a SEC registered investment advisor and member FINRA/SIPC.  HIMCO, the Fund’s sub-advisor, is also a SEC-registered investment adviser.  SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO.

Distributor:  IMST Distributors, LLC.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/HIMCO Short Duration Fund
FUND PERFORMANCE at June 30, 2016 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Barclays 1-3 Year U.S. Government/Credit Index.  The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2016	1 Year	2 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	1.70%	1.42%	1.42%	06/30/14
Class C²	0.97%	0.69%	0.69%	06/30/14
Class I³	1.94%	1.69%	1.69%	06/30/14
After deducting maximum sales charge
Class A¹	-0.79%	0.12%	0.12%	06/30/14
Class C²	-0.03%	0.69%	0.69%	06/30/14
Barclays 1-3 Year U.S. Government/Credit Index	1.59%	1.26%	1.26%	06/30/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.   The most recent month end performance may be obtained by calling (888) 966-9661.

Gross and net expense ratios for Class A shares were 1.46% and 0.84%, respectively, for Class C shares were 2.21% and 1.59%, respectively, and for Class I shares were 1.21% and 0.59%, respectively, which were stated in the current prospectus dated November 1, 2015.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until October 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payments.

AAM/HIMCO Short Duration Fund
FUND PERFORMANCE at June 30, 2016 (Unaudited)  - Continued

[1]	Maximum sales charge for Class A shares is 2.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2016

Principal Amount		Value

	ASSET-BACKED SECURITIES – 20.0%
$165,000	ACE Securities Corp. Home Equity Loan Trust Series 2005-HE2 1.413%, 4/25/2035[1,2]	$161,123
225,000	ACE Securities Corp. Home Equity Loan Trust Series 2005-WF1 1.113%, 5/25/2035[1,2]	214,472
250,000	Airlie CLO 2006-II Ltd. 1.024%, 12/20/2020[1,2,3]	242,663
250,000	Ally Master Owner Trust 0.842%, 6/17/2019[1,2]	249,420
250,000	American Express Issuance Trust II 1.142%, 8/15/2019[1,2]	249,834
200,000	AmeriCredit Automobile Receivables Trust 2012-5 3.290%, 5/8/2020[1,3]	200,977
100,000	AmeriCredit Automobile Receivables Trust 2013-3 2.380%, 6/10/2019[1]	100,609
10,000	AmeriCredit Automobile Receivables Trust 2014-2 2.180%, 6/8/2020[1]	10,047
150,000	AmeriCredit Automobile Receivables Trust 2015-1 2.510%, 1/8/2021[1]	151,457
44,047	Ascentium Equipment Receivables 2014-1 LLC 1.580%, 10/10/2018[1,3]	44,053
	Ascentium Equipment Receivables 2015-2 LLC
3,483	1.000%, 11/10/2016[1,3]	3,482
125,000	3.440%, 10/12/2021[1,3]	120,902
285,000	Asset Backed Securities Corp. Home Equity Loan Trust Series WMC 2005-HE5 1.173%, 6/25/2035[1,2]	272,123
250,000	Atrium VII 2.376%, 11/16/2022[1,2,3]	249,712
99,999	Axis Equipment Finance Receivables III LLC 3.410%, 4/20/2020[1,3]	96,311
250,000	Baker Street Funding CLO 2005-1 Ltd. 1.103%, 12/15/2018[1,2,3]	248,991
67,997	Bear Stearns Asset Backed Securities I Trust 2004-BO1 1.203%, 10/25/2034[1,2]	67,889
250,000	Black Diamond CLO 2005-2 Delaware Corp. 1.027%, 1/7/2018[1,2,3]	249,997
220,000	California Republic Auto Receivables Trust 2014-2 3.290%, 3/15/2021[1]	222,035
250,000	Canyon Capital CLO 2006-1 Ltd. 1.073%, 12/15/2020[1,2,3]	234,419
250,000	Capital Auto Receivables Asset Trust 2015-1 3.160%, 8/20/2020[1]	252,151
180,000	CarMax Auto Owner Trust 2014-2 2.080%, 1/15/2020[1]	181,337

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	ASSET-BACKED SECURITIES (Continued)
$250,000	Colony American Homes 2014-2 2.346%, 7/17/2031[1,2,3]	$245,944
21,017	Countrywide Asset-Backed Certificates 2004-10 1.458%, 1/25/2035[1,2]	21,022
250,000	CPS Auto Receivables Trust 2014-A 2.400%, 2/18/2020[1,3]	250,040
100,000	CPS Auto Receivables Trust 2016-A 3.340%, 5/15/2020[1,3]	100,524
400,000	Credit Acceptance Auto Loan Trust 2016-2 4.290%, 11/15/2024[1,3]	400,531
250,000	Exeter Automobile Receivables Trust 2013-2 4.350%, 1/15/2019[1,3]	252,234
14,132	Fannie Mae Connecticut Avenue Securities 2.553%, 11/25/2024[1,2]	14,186
200,000	First Investors Auto Owner Trust 2014-1 3.280%, 4/15/2021[1,3]	198,116
100,000	First Investors Auto Owner Trust 2015-2 4.220%, 12/15/2021[1,3]	97,839
22,292	Flagship Credit Auto Trust 2014-1 1.210%, 4/15/2019[1,3]	22,228
200,000	Flagship Credit Auto Trust 2016-1 3.910%, 6/15/2022[1,3]	201,473
70,000	Flagship Credit Auto Trust 2016-2 3.840%, 9/15/2022[1,3]	70,345
400,000	Ford Credit Auto Owner Trust 2012-D 1.970%, 5/15/2019[1]	400,550
145,497	Foursight Capital Automobile Receivables Trust 2014-1 2.110%, 3/23/2020[1,3]	145,397
200,056	Franklin CLO VI Ltd. 0.862%, 8/9/2019[1,2,3]	196,219
	Freddie Mac Structured Agency Credit Risk Debt Notes
147,561	1.603%, 12/25/2027[1,2]	147,767
233,120	1.803%, 4/25/2028[1,2]	233,539
250,000	GoldenTree Loan Opportunities IV Ltd. 0.926%, 8/18/2022[1,2,3]	242,218
	Goldentree Loan Opportunities VI Ltd.
223,189	1.933%, 4/17/2022[1,2,3]	222,946
500,000	2.983%, 4/17/2022[1,2,3]	500,015
146,432	Home Equity Asset Trust 1.493%, 11/25/2034[1,2]	145,862
140,000	Home Equity Asset Trust 2005-5 1.218%, 11/25/2035[1,2]	134,301
	Home Equity Asset Trust 2005-6
44,395	0.923%, 12/25/2035[1,2]	44,353
160,000	0.943%, 12/25/2035[1,2]	153,878

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	ASSET-BACKED SECURITIES (Continued)
$100,000	Invitation Homes 2014-SFR1 Trust 1.946%, 6/17/2031[1,2,3]	$98,470
220,000	Invitation Homes 2014-SFR3 Trust 3.446%, 12/17/2031[2,3]	221,823
250,000	Inwood Park CDO Ltd. 1.334%, 1/20/2021[1,2,3]	238,473
250,000	Madison Park Funding Ltd. 2.503%, 6/15/2022[1,2,3]	248,833
176,112	Morgan Stanley ABS Capital I, Inc. Trust 2005-HE4 1.128%, 7/25/2035[1,2]	175,794
99,521	Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 1.203%, 3/25/2035[1,2]	99,529
100,000	Prestige Auto Receivables Trust 2014-1 2.390%, 5/15/2020[1,3]	98,960
175,524	RAMP Series 2004-RS11 Trust 1.383%, 11/25/2034[1,2]	174,253
275,000	RAMP Series 2005-EFC2 Trust 1.368%, 7/25/2035[1,2]	261,864
402,202	RASC Series 2005-KS8 Trust 0.933%, 8/25/2035[1,2]	379,982
276,431	RASC Series 2005-KS9 Trust 0.913%, 10/25/2035[1,2]	259,099
270,000	Santander Drive Auto Receivables Trust 2014-1 2.910%, 4/15/2020[1]	273,818
500,000	Sofi Professional Loan Program 2016-B LLC 1.680%, 3/25/2031[3]	500,851
156,116	Structured Asset Investment Loan Trust 2004-10 1.513%, 11/25/2034[1,2]	154,947
15,308	Structured Asset Investment Loan Trust 2005-1 1.158%, 2/25/2035[1,2,3]	15,305
64,305	Structured Asset Investment Loan Trust 2005-2 1.128%, 3/25/2035[1,2]	64,282
150,682	Structured Asset Investment Loan Trust 2005-6 1.173%, 7/25/2035[1,2]	150,217
67,578	Structured Asset Investment Loan Trust 2005-7 1.173%, 8/25/2035[1,2]	67,545
200,000	Symphony Clo V Ltd. 2.128%, 1/15/2024[1,2,3]	193,464
250,000	Symphony CLO VII Ltd. 2.534%, 7/28/2021[1,2,3]	250,000
300,000	Wasatch Ltd. 0.956%, 11/14/2022[1,2,3]	268,167
21,798	Wells Fargo Home Equity Asset-Backed Securities 2005-3 Trust 0.833%, 12/25/2035[1,2]	21,750

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	ASSET-BACKED SECURITIES (Continued)
$193,000	Westlake Automobile Receivables Trust 2014-1 2.200%, 2/15/2021[1,3]	$192,548
100,000	Westlake Automobile Receivables Trust 2016-2 4.100%, 6/15/2021[1,3]	100,842

	TOTAL ASSET-BACKED SECURITIES (Cost $12,769,755)	12,776,347

	BANK LOANS – 10.3%
30,089	Activision Blizzard, Inc. 3.250%, 10/11/2020[1,2]	30,204
166,600	Amsurg Corp. 3.500%, 7/16/2021[1,2]	166,509
97,995	Aramark Services, Inc. 3.250%, 2/24/2021[1,2]	98,163
185,978	Ardagh Holdings USA, Inc. 4.000%, 12/17/2019[1,2]	185,978
253,365	Avago Technologies Cayman Finance Ltd. 4.250%, 2/1/2023[1,2,4]	253,979
123,874	Calpine Corp. 3.500%, 5/27/2022[1,2]	122,764
126,000	CCO Safari III LLC 3.250%, 8/24/2021[2]	125,831
196,139	Change Healthcare Holdings Inc. 3.750%, 11/2/2018[1,2]	196,139
89,100	Communications Sales & Leasing, Inc. 5.000%, 10/24/2022[1,2]	88,265
235,797	DaVita HealthCare Partners, Inc. 3.500%, 6/24/2021[1,2]	236,779
195,812	Dell International LLC 4.000%, 4/29/2020[1,2]	195,475
146,962	DigitalGlobe, Inc. 4.750%, 1/31/2020[1,2]	147,055
43,777	Dollar Tree, Inc. 3.500%, 7/6/2022[1,2]	43,850
191,015	Dynegy, Inc. 4.000%, 4/23/2020[1,2]	188,071
144,194	FCA US LLC 3.500%, 5/24/2017[1,2]	144,299
45,000	Global Payments, Inc. 3.960%, 4/22/2023[1,2]	45,360
195,990	Grifols Worldwide Operations USA, Inc. 3.460%, 2/27/2021[1,2]	196,040
236,252	Hilton Worldwide Finance LLC 3.500%, 10/26/2020[1,2]	236,732

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	BANK LOANS (Continued)
$57,604	Hudson's Bay Co. 4.750%, 9/30/2022[1,2,4]	$57,712
226,000	Intelsat Jackson Holdings S.A. 3.750%, 6/30/2019[1,2,4]	206,451
77,429	JC Penney Corp., Inc. 4.8919%, 6/23/2023[1,2]	76,921
207,861	Landry's, Inc. 4.000%, 4/24/2018[1,2]	208,142
200,000	Level 3 Financing, Inc. 4.000%, 1/15/2020[1,2]	200,125
129,668	Mallinckrodt International Finance S.A. 3.250%, 3/19/2021[1,2,4]	127,918
125,000	McGraw-Hill Global Education Holdings LLC 5.000%, 5/4/2022[1,2]	125,031
166,583	MGM Growth Properties Operating Partnership LP 4.000%, 4/25/2023[1,2]	167,156
98,000	Micron Technology, Inc. 6.460%, 4/26/2022[1,2]	98,728
47,970	Mohegan Tribal Gaming Authority 5.500%, 6/15/2018[1,2]	47,754
155,000	Neptune Finco Corp. 5.000%, 10/9/2022[1,2]	155,542
95,443	NXP B.V. 3.750%, 12/7/2020[1,2,4]	95,764
88,750	Outfront Media Capital LLC 3.000%, 1/31/2021[1,2]	88,694
72,088	Owens-Brockway Glass Container, Inc. 3.500%, 9/1/2022[1,2]	72,072
47,085	Post Holdings, Inc. 3.750%, 6/2/2021[1,2]	47,270
166,148	Realogy Group LLC 3.750%, 3/5/2020[1,2]	166,169
105,518	RPI Finance Trust 3.500%, 11/9/2020[1,2]	105,565
125,351	Sabre GLBL, Inc. 4.000%, 2/19/2019[1,2]	125,507
98,000	SBA Senior Finance II LLC 3.250%, 3/24/2021[1,2]	97,190
248,359	Sinclair Television Group, Inc. 3.000%, 4/9/2020[1,2]	248,359
100,946	Spectrum Brands, Inc. 3.500%, 6/23/2022[1,2]	101,080
189,701	TransDigm, Inc. 3.750%, 2/28/2020[1,2]	188,397

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	BANK LOANS (Continued)
$125,480	Tribune Media Co. 3.750%, 12/27/2020[1,2]	$125,402
102,208	United Airlines, Inc. 3.250%, 4/1/2019[1,2]	102,194
	Valeant Pharmaceuticals International, Inc.
53,339	4.750%, 12/11/2019[1,2,4]	51,939
124,642	5.000%, 4/1/2022[1,2,4]	121,578
193,000	Western Digital Corp. 6.250%, 4/29/2023[1,2]	194,056
252,668	Western Refining, Inc. 4.685%, 11/12/2020[1,2]	245,403
220,544	Windstream Services LLC 3.500%, 8/8/2019[1,2]	219,901

	TOTAL BANK LOANS (Cost $6,565,163)	6,569,513

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 13.1%
9,000,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 0.226%, 4/14/2033[1,2,3,5]	100,080
	Banc of America Commercial Mortgage Trust 2007-3
69,635	5.723%, 6/10/2049[1,2]	71,403
179,933	5.723%, 6/10/2049[1,2]	182,893
150,000	BBCMS Trust 2014-BXO 3.003%, 8/15/2027[2,3]	146,676
126,386	Bear Stearns Asset Backed Securities Trust 2005-SD1 0.853%, 8/25/2043[1,2]	124,652
125,000	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 5.258%, 2/13/2042[1,2,3]	127,082
882	CD 2006-CD2 Mortgage Trust 5.506%, 1/15/2046[1,2]	881
110,756	CD 2006-CD3 Mortgage Trust 5.617%, 10/15/2048[1]	110,807
2,591,804	CFCRE Commercial Mortgage Trust 2016-C3 1.257%, 1/10/2048[1,2,5]	200,523
2,856,333	Citigroup Commercial Mortgage Trust 2014-GC23 1.275%, 7/10/2047[1,2,5]	182,146
250,000	COBALT CMBS Commercial Mortgage Trust 2007-C2 5.526%, 4/15/2047[1,2]	255,613
6,700,000	COMM 2012-LC4 Mortgage Trust 0.690%, 12/10/2044[1,2,3,5]	196,176
1,477,617	COMM 2014-CCRE19 Mortgage Trust 1.438%, 8/10/2047[1,2,5]	95,500
100,000	COMM 2015-CCRE23 Mortgage Trust 3.807%, 5/10/2048[1,2,3]	100,160

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$208,561	Commercial Mortgage Trust 2007-GG9 5.444%, 3/10/2039[1]	$210,479
2,000,000	Core Industrial Trust 2015-CALW 0.567%, 2/10/2034[2,3,5]	46,800
100,000	EQTY 2014-INNS Mortgage Trust 2.798%, 5/8/2031[1,2,3]	96,682
200,000	Extended Stay America Trust 2013-ESH 3.902%, 12/5/2031[3]	200,787
	Fannie Mae-Aces
291,161	2.433%, 1/25/2022[2,5]	25,491
7,434,626	0.536%, 6/25/2024[2,5]	202,259
7,910,652	0.257%, 7/25/2024[2,5]	83,181
154,681	FDIC Guaranteed Notes Trust 2010-C1 2.980%, 12/6/2020[1,3]	157,208
	FHLMC Multifamily Structured Pass-Through Certificates
2,300,000	1.339%, 9/25/2022[1,2,5]	140,803
5,681,201	0.881%, 1/25/2025[1,2,5]	294,178
1,010,000	1.642%, 6/25/2040[1,2,5]	85,084
805,000	1.857%, 8/25/2042[1,2,5]	60,650
1,300,000	2.178%, 8/25/2042[1,2,5]	160,885
1,750,000	1.487%, 2/25/2043[1,2,5]	117,051
900,000	1.692%, 2/25/2043[1,2,5]	93,568
900,000	1.606%, 10/25/2043[1,2,5]	89,307
1,100,000	1.667%, 1/25/2044[1,2,5]	115,985
131,332	Freddie Mac Structured Agency Credit Risk Debt Notes 1.453%, 2/25/2024[1,2]	131,419
27,835,394	FREMF 2011-K15 Mortgage Trust 0.100%, 8/25/2044[1,3,5]	111,703
180,000	FREMF 2012-K501 Mortgage Trust 3.425%, 11/25/2046[1,2,3]	180,540
125,000	FREMF 2012-K710 Mortgage Trust 3.952%, 6/25/2047[1,2,3]	126,301
	Government National Mortgage Association
662,607	1.119%, 12/16/2049[1,2,5]	48,368
2,550,250	0.857%, 11/16/2054[1,2,5]	152,497
1,938,813	0.815%, 5/16/2055[1,2,5]	90,523
2,861,442	0.815%, 7/16/2055[1,2,5]	173,546
1,351,094	0.760%, 4/16/2056[1,2,5]	75,596
2,322,808	0.851%, 4/16/2056[1,2,5]	149,366
980,467	0.848%, 7/16/2057[1,2,5]	66,645
59,795	Impac Secured Assets CMN Owner Trust 1.513%, 11/25/2034[1,2]	58,850
250,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16 5.593%, 5/12/2045[1]	249,965

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$257,272	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19 5.887%, 2/12/2049[1,2]	$263,032
224,455	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 5.420%, 1/15/2049[1]	227,820
125,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-INN 4.042%, 6/15/2029[2,3]	119,355
172,848	JP Morgan Commercial Mortgage Finance Corp. 8.737%, 8/15/2032[1,2]	182,674
986,553	JPMBB Commercial Mortgage Securities Trust 2014-C21 1.259%, 8/15/2047[1,2,5]	64,441
2,879,303	KGS-Alpha SBA COOF Trust 2014-3 1.564%, 5/25/2039[1,2,3,5,6,7]	133,168
3,418,989	KGS-Alpha SBA COOF Trust 2015-1 1.260%, 10/25/2035[1,2,3,5,6,7]	130,349
455,379	KGS-Alpha SBA COOF Trust 2015-2 2.800%, 7/25/2041[1,2,3,5,6,7]	63,540
	Morgan Stanley Capital I Trust 2007-IQ16
218,400	6.252%, 12/12/2049[1,2]	228,059
200,000	6.256%, 12/12/2049[1,2]	209,612
1,656,261	Morgan Stanley Capital I Trust 2012-STAR 1.973%, 8/5/2034[2,3,5]	93,736
97,198	Morgan Stanley Reremic Trust 2.000%, 7/27/2049[1,3]	96,451
25,146	RREF 2014-LT6 LLC 2.750%, 9/15/2024[1,3]	25,146
76,714	RREF 2015-LT7 LLC 3.000%, 12/25/2032[1,3]	76,714
60,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C34 5.818%, 5/15/2046[1,2]	62,756
249,000	WaMu Commercial Mortgage Securities Trust 2007-SL3 5.972%, 3/23/2045[1,2,3]	248,426
2,879,719	Wells Fargo Commercial Mortgage Trust 2015-Lc22 1.076%, 9/15/2058[1,2,5]	172,976
144,617	WFCG Commercial Mortgage Trust 2015-BXRP 3.013%, 11/15/2029[1,2,3]	141,978
3,200,000	WFRBS Commercial Mortgage Trust 2014-C21 0.759%, 8/15/2047[1,2,5]	147,286

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,674,631)	8,377,828

	CORPORATE BONDS – 45.5%
	COMMUNICATIONS – 2.5%
125,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, 7/23/2020[1,3]	130,681

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$250,000	Deutsche Telekom International Finance B.V. 2.250%, 3/6/2017[3,4]	$251,658
173,000	DISH DBS Corp. 6.750%, 6/1/2021	179,271
150,000	Hughes Satellite Systems Corp. 6.500%, 6/15/2019	162,000
224,000	Sprint Communications, Inc. 9.000%, 11/15/2018[3]	238,560
245,000	T-Mobile USA, Inc. 6.250%, 4/1/2021[1]	255,564
150,000	Telefonica Emisiones SAU 3.192%, 4/27/2018[4]	154,017
230,000	Time Warner Cable, Inc. 5.850%, 5/1/2017	238,090
		1,609,841
	CONSUMER DISCRETIONARY – 6.6%
212,000	Allegiant Travel Co. 5.500%, 7/15/2019	216,770
500,000	ERAC USA Finance LLC 6.200%, 11/1/2016[3]	508,312
	Ford Motor Credit Co. LLC
240,000	4.250%, 2/3/2017	243,835
250,000	2.211%, 1/8/2019[2]	253,835
250,000	3.336%, 3/18/2021	259,282
200,000	General Motors Co. 3.500%, 10/2/2018	205,915
	General Motors Financial Co., Inc.
250,000	2.400%, 5/9/2019	250,696
500,000	4.200%, 3/1/2021[1]	523,076
125,000	GLP Capital LP / GLP Financing II, Inc. 4.875%, 11/1/2020[1]	129,531
260,000	Hyundai Capital America 1.875%, 8/9/2016[3]	260,135
200,000	Jaguar Land Rover Automotive PLC 4.250%, 11/15/2019[3,4]	204,000
108,000	K Hovnanian Enterprises, Inc. 7.250%, 10/15/2020[1,3]	93,420
177,000	MGM Resorts International 6.750%, 10/1/2020	193,373
200,000	Royal Caribbean Cruises Ltd. 7.250%, 3/15/2018[4]	216,000
190,000	Service Corp. International 4.500%, 11/15/2020[1]	193,325

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$208,000	United Continental Holdings, Inc. 6.000%, 12/1/2020	$217,360
250,000	Volkswagen Group of America Finance LLC 1.250%, 5/23/2017[3]	249,646
		4,218,511
	CONSUMER STAPLES – 2.1%
200,000	Constellation Brands, Inc. 7.250%, 5/15/2017	208,500
375,000	CVS Health Corp. 1.900%, 7/20/2018	380,674
227,000	Kraft Heinz Food Co. 1.600%, 6/30/2017[3]	227,763
250,000	Reynolds American, Inc. 2.300%, 6/12/2018	254,011
300,000	SABMiller Holdings, Inc. 1.327%, 8/1/2018[2,3]	299,809
		1,370,757
	ENERGY – 1.3%
50,000	Hilcorp Energy I LP / Hilcorp Finance Co. 7.625%, 4/15/2021[1,3]	51,375
230,000	Kinder Morgan Energy Partners LP 6.000%, 2/1/2017	235,345
200,000	Kinder Morgan Finance Co. LLC 6.000%, 1/15/2018[3]	210,440
100,000	PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 2/15/2020[1]	103,750
33,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.875%, 2/1/2021[1]	33,577
83,000	Tesoro Logistics LP / Tesoro Logistics Finance Corp. 6.125%, 10/15/2021[1]	85,905
75,000	Williams Partners LP / Williams Partners Finance Corp. 7.250%, 2/1/2017	77,243
		797,635
	FINANCIALS – 23.1%
240,000	ABN AMRO Bank N.V. 4.250%, 2/2/2017[3,4]	244,159
200,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 2.750%, 5/15/2017[4]	200,135
	Ally Financial, Inc.
200,000	4.750%, 9/10/2018	204,000
230,000	3.750%, 11/18/2019	230,575

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$500,000	American Express Credit Corp. 2.800%, 9/19/2016	$502,124
215,000	American International Group, Inc. 3.300%, 3/1/2021[1]	222,118
	Bank of America Corp.
470,000	5.700%, 5/2/2017	486,533
250,000	1.700%, 8/25/2017	250,936
335,000	1.495%, 4/1/2019[2]	334,276
	Barclays Bank PLC
520,000	1.208%, 2/17/2017[2,4]	519,265
250,000	6.050%, 12/4/2017[3,4]	261,808
490,000	Capital One Financial Corp. 3.150%, 7/15/2016	490,279
250,000	Capital One N.A. 1.778%, 8/17/2018[1,2]	251,425
	CIT Group, Inc.
200,000	4.250%, 8/15/2017	203,700
122,000	5.500%, 2/15/2019[3]	127,642
	Citigroup, Inc.
520,000	1.198%, 3/10/2017[2]	520,316
250,000	1.361%, 11/24/2017[2]	250,238
280,000	2.150%, 7/30/2018	283,413
320,000	Citizens Bank N.A. 2.300%, 12/3/2018[1]	324,188
162,000	Crown Castle International Corp. 3.400%, 2/15/2021[1]	169,117
250,000	Discover Bank 2.600%, 11/13/2018[1]	253,761
300,000	Fifth Third Bank 1.136%, 11/18/2016[1,2]	300,224
	Goldman Sachs Group, Inc.
475,000	1.838%, 4/30/2018[2]	477,467
250,000	1.853%, 9/15/2020[1,2]	249,510
500,000	HSBC Bank PLC 1.266%, 5/15/2018[2,3,4]	497,877
500,000	HSBC Holdings PLC 2.322%, 5/25/2021[2,4]	500,347
500,000	HSBC USA, Inc. 1.700%, 3/5/2018	500,316
200,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 3.500%, 3/15/2017[1]	200,860
115,000	International Lease Finance Corp. 8.750%, 3/15/2017	120,060

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$500,000	JPMorgan Chase & Co. 1.146%, 2/15/2017[2]	$500,545
367,000	KeyBank N.A. 1.100%, 11/25/2016[1]	367,213
200,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, 10/1/2017[1]	202,500
300,000	Liberty Mutual Group, Inc. 6.700%, 8/15/2016[3]	301,867
480,000	Lloyds Bank PLC 4.200%, 3/28/2017[4]	490,882
500,000	Mitsubishi UFJ Financial Group, Inc. 2.553%, 3/1/2021[2,4]	514,757
	Morgan Stanley
250,000	1.918%, 4/25/2018[2]	252,414
510,000	2.125%, 4/25/2018	515,338
90,000	Navient Corp. 8.450%, 6/15/2018	97,313
350,000	Santander Bank N.A. 1.561%, 1/12/2018[2]	348,072
250,000	Santander Holdings USA, Inc. 2.700%, 5/24/2019[1]	251,203
250,000	Santander UK PLC 1.166%, 3/13/2017[2,4]	249,984
500,000	Sumitomo Mitsui Financial Group, Inc. 2.337%, 3/9/2021[2,4]	510,255
200,000	Synchrony Financial 1.867%, 2/3/2020[2]	193,744
	UBS A.G.
250,000	1.266%, 8/14/2019[2,4]	248,581
200,000	7.250%, 2/22/2022[1,2,4]	204,751
292,000	Wachovia Corp. 5.625%, 10/15/2016	295,687
		14,721,775
	GOVERNMENTS – 0.3%
200,000	Mexico Government International Bond 5.625%, 1/15/2017[4]	204,900

	HEALTH CARE – 3.9%
	AbbVie, Inc.
160,000	1.750%, 11/6/2017	160,945
250,000	1.800%, 5/14/2018	251,755
500,000	Actavis Funding SCS 1.911%, 3/12/2020[2,4]	501,526

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
$125,000	Actavis, Inc. 1.875%, 10/1/2017	$125,624
260,000	Aetna, Inc. 1.500%, 11/15/2017[1]	261,172
260,000	Celgene Corp. 1.900%, 8/15/2017	261,993
250,000	Gilead Sciences, Inc. 3.050%, 12/1/2016	252,127
260,000	McKesson Corp. 1.292%, 3/10/2017	260,492
	Tenet Healthcare Corp.
200,000	6.250%, 11/1/2018	211,000
107,000	4.153%, 6/15/2020[1,2]	105,662
38,000	6.000%, 10/1/2020	40,090
54,000	WellCare Health Plans, Inc. 5.750%, 11/15/2020[1]	55,823
		2,488,209
	INDUSTRIALS – 1.7%
196,000	Case New Holland Industrial, Inc. 7.875%, 12/1/2017	210,700
102,000	CNH Industrial Capital LLC 3.875%, 7/16/2018	102,510
250,000	Fortive Corp. 1.800%, 6/15/2019[3]	251,604
260,000	Pentair Finance S.A. 1.875%, 9/15/2017[4]	259,527
50,000	SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, 8/1/2020[1,3]	38,500
250,000	Textron, Inc. 4.625%, 9/21/2016	251,373
		1,114,214
	MATERIALS – 1.2%
250,000	Anglo American Capital PLC 2.625%, 9/27/2017[3,4]	248,750
250,000	Glencore Finance Canada Ltd. 3.600%, 1/15/2017[3,4]	250,125
122,000	Steel Dynamics, Inc. 6.125%, 8/15/2019[1]	126,270
119,000	USG Corp. 5.875%, 11/1/2021[1,3]	124,504
		749,649

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	TECHNOLOGY – 2.2%
$250,000	Apple, Inc. 0.934%, 5/6/2019[2]	$249,653
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
412,000	4.420%, 6/15/2021[1,3]	424,060
240,000	5.875%, 6/15/2021[1,3]	244,745
250,000	Hewlett Packard Enterprise Co. 2.850%, 10/5/2018[3]	256,015
250,000	S&P Global, Inc. 2.500%, 8/15/2018	255,151
		1,429,624
	UTILITIES – 0.6%
81,000	Calpine Corp. 7.875%, 1/15/2023[1,3]	85,455
200,000	Exelon Corp. 1.550%, 6/9/2017	200,346
67,000	NRG Energy, Inc. 7.625%, 1/15/2018	72,025
		357,826
	TOTAL CORPORATE BONDS (Cost $28,950,209)	29,062,941

	MUNICIPAL BONDS – 0.4%
250,000	State of Illinois 5.365%, 3/1/2017	256,130

	TOTAL MUNICIPAL BONDS (Cost $256,482)	256,130

	U.S. TREASURY SECURITIES – 3.1%
2,000,000	United States Treasury Note 0.875%, 10/15/2018	2,010,704

	TOTAL U.S. TREASURY SECURITIES (Cost $1,983,648)	2,010,704

	TOTAL INVESTMENTS – 92.4% (Cost $59,199,888)	59,053,463
	Other Assets in Excess of Liabilities – 7.6%	4,827,871

	TOTAL NET ASSETS – 100.0%	$63,881,334

LLLP – Limited Liability Limited Partnership
LP – Limited Partnership
PLC – Public Limited Company

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

[1]	Callable.
[2]	Variable, floating, or step rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $16,067,280.
[4]	Foreign security denominated in U.S. Dollars.
[5]	Interest-only security.
[6]	Fair valued under procedures established by the Board of Trustees, represents 0.51% of Net Assets. The total value of these securities is $327,057.
[7]	Illiquid security. The total illiquid securities represent 0.51% of Net Assets.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
SUMMARY OF INVESTMENTS
As of June 30, 2016

Security Type/Industry	Percent of Total Net Assets
Asset-Backed Securities	20.0%
Bank Loans	10.3%
Commercial Mortgage-Backed Securities	13.1%
Corporate Bonds
Financials	23.4%
Consumer Discretionary	6.6%
Health Care	3.9%
Communications	2.5%
Consumer Staples	2.2%
Technology	1.8%
Industrials	1.7%
Energy	1.3%
Materials	1.2%
Utilities	0.6%
Governments	0.3%
Total Corporate Bonds	45.5%
Municipal Bonds	0.4%
U.S. Treasury Securities	3.1%
Total Investments	92.4%
Other Assets in Excess of Liabilities	7.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2016

Assets:
Investments, at value (cost $59,199,888)	$59,053,463
Cash	4,187,237
Receivables:
Securities sold	512,245
Dividends and interest	336,364
Due from Advisor	44,710
Prepaid expenses	38,824
Total assets	64,172,843

Liabilities:
Payables:
Investment securities purchased	247,155
Distribution fees - Class A & Class C (Note 8)	1,214
Shareholder servicing fees (Note 7)	661
Auditing fees	17,502
Fund accounting fees	10,424
Fund administration fees	4,392
Chief Compliance Officer fees	1,269
Custody fees	1,268
Trustees' fees and expenses	694
Transfer agent fees and expenses	647
Accrued other expenses	6,283
Total liabilities	291,509

Net Assets	$63,881,334

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$64,165,801
Accumulated net investment income	118,321
Accumulated net realized loss on investments	(256,363)
Net unrealized depreciation on investments	(146,425)
Net Assets	$63,881,334

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued
As of June 30, 2016

Class A Shares:
Net assets applicable to shares outstanding	$1,567,998
Number of shares issued and outstanding	158,107
Net asset value per share[1]	$9.92
Maximum sales charge (2.50% of offering price)[2]	0.25
Maximum offering price to public	$10.17

Class C Shares:
Net assets applicable to shares outstanding	$1,180,466
Number of shares issued and outstanding	119,225
Net asset value per share[3]	$9.90

Class I Shares:
Net assets applicable to shares outstanding	$61,132,870
Number of shares issued and outstanding	6,156,884
Net asset value per share	$9.93

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge may be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2016

Investment Income:
Interest (net of foreign withholding taxes of $52)	$1,353,213
Total investment income	1,353,213

Expenses:
Advisory fees	218,518
Fund accounting fees	130,921
Fund administration fees	74,032
Transfer agent fees and expenses	56,841
Registration fees	37,373
Auditing fees	17,502
Legal fees	14,604
Custody fees	12,439
Miscellaneous	8,952
Chief Compliance Officer fees	7,158
Trustees' fees and expenses	7,021
Shareholder reporting fees	4,852
Distribution fees - Class C (Note 8)	4,824
Shareholder servicing fees (Note 7)	3,218
Distribution fees - Class A (Note 8)	2,665
Insurance fees	869
Total expenses	601,789
Advisory fees waived	(218,518)
Other expenses absorbed	(331,007)
Net expenses	52,264
Net investment income	1,300,949

Realized and Unrealized Loss on Investments:
Net realized loss on investments	(110,771)
Net change in unrealized appreciation/depreciation on investments	9,633
Net realized and unrealized loss on investments	(101,138)

Net Increase in Net Assets from Operations	$1,199,811

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,300,949	$935,886
Net realized loss on investments	(110,771)	(83,780)
Net change in unrealized appreciation/depreciation on investments	9,633	(156,058)
Net increase in net assets resulting from operations	1,199,811	696,048

Distributions to Shareholders:
From net investment income:
Class A	(20,663)	(1,871)
Class C	(6,151)	(17)
Class I	(1,191,034)	(967,387)
From net realized gains
Class A	-	(2)
Class C	-	- [1]
Class I	-	(3,021)
Total distributions to shareholders	(1,217,848)	(972,298)

Capital Transactions:
Net proceeds from shares sold:
Class A	3,065,361	1,157,399
Class C	1,172,168	4,500
Class I	16,020,698	50,742,000
Reinvestment of distributions:
Class A	19,760	1,812
Class C	5,689	17
Class I	1,189,388	970,408
Cost of shares redeemed
Class A	(1,777,411)	(905,859)
Class C	(7,077)	-
Class I2	(7,483,070)	(162)
Net increase in net assets from capital transactions	12,205,506	51,970,115

Total increase in net assets	12,187,469	51,693,865

Net Assets:
Beginning of period	51,693,865	-
End of period	$63,881,334	$51,693,865

Accumulated net investment income	$118,321	$-

Capital Share Transactions:
Shares sold:
Class A	310,695	116,458
Class C	118,915	451
Class I	1,621,503	5,074,547
Shares reinvested:
Class A	2,006	182
Class C	578	2
Class I	120,395	97,473
Shares redeemed
Class A	(179,882)	(91,352)
Class C	(721)	-
Class I	(757,018)	(16)
Net increase from capital share transactions	1,236,471	5,197,745

[1]	Amount represents less than $1.
[2]	Net of redemption fee proceeds of $943 and $0, respectively.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
Net asset value, beginning of period	$9.94	$10.00
Income from Investment Operations:
Net investment income[1]	0.20	0.16
Net realized and unrealized loss on investments	(0.03)	(0.05)
Total from investment operations	0.17	0.11

Less Distributions:
From net investment income	(0.19)	(0.17)
From net realized gain	-	-	[2]
Total distributions	(0.19)	(0.17)

Net asset value, end of period	$9.92	$9.94

Total return[3]	1.70%	1.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,568	$251

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.28%	1.46%
After fees waived and expenses absorbed	0.33%	0.26%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.07%	0.40%
After fees waived and expenses absorbed	2.02%	1.60%

Portfolio turnover rate	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 2.50% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
Net asset value, beginning of period	$9.94	$10.00
Income from Investment Operations:
Net investment income[1]	0.13	0.08
Net realized and unrealized loss on investments	(0.03)	(0.04)
Total from investment operations	0.10	0.04

Less Distributions:
From net investment income	(0.14)	(0.10)
From net realized gain	-	-	[2]
Total distributions	(0.14)	(0.10)

Net asset value, end of period	$9.90	$9.94

Total return[3]	0.97%	0.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,180	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.03%	2.21%
After fees waived and expenses absorbed	1.08%	1.01%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.32%	(0.35)%
After fees waived and expenses absorbed	1.27%	0.85%

Portfolio turnover rate	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the		For the
	Year Ended		Year Ended
	June 30, 2016		June 30, 2015
Net asset value, beginning of period	$9.95		$10.00
Income from Investment Operations:
Net investment income[1]	0.22		0.18
Net realized and unrealized loss on investments	(0.03)		(0.04)
Total from investment operations	0.19		0.14

Less Distributions:
From net investment income	(0.21)		(0.19)
From net realized gain	-		-	[2]
Total distributions	(0.21)		(0.19)

Remption fee proceeds[1]	-	[2]	-

Net asset value, end of period	$9.93		$9.95

Total return[3]	1.94%		1.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$61,133		$51,438

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.03%		1.21%
After fees waived and expenses absorbed	0.08%		0.01%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.32%		0.65%
After fees waived and expenses absorbed	2.27%		1.85%

Portfolio turnover rate	37%		29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2016

Note 1 – Organization
AAM/HIMCO Short Duration Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income and long-term total return. The Fund currently offers three classes of shares: Class A, Class C and Class I.  The Fund’s inception date was June 30, 2014, but the Fund commenced investment operations on July 1, 2014.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.  Prior to January 15, 2015, short-term securities with remaining maturities of sixty days or less were valued at amortized cost, which approximates market value. Effective January 15, 2015, the Fund elected to no longer use amortized cost valuation method for those securities.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

(b) Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans
The Fund may purchase participations in commercial loans (bank loans).  Such investments may be secured or unsecured.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The indebtedness and loan participations in which the Fund intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open year ended June 30, 2015-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the HIMCO Short Duration Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Hartford Investment Management Company (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. This agreement is effective until October 31, 2016 and it may be terminated before that date only by the Trust's Board of Trustees.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

In addition, the Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the capital used to seed the Fund's Class A, Class C and Class I Shares, respectively. The Fund’s advisor will not seek reimbursement of the voluntary advisory fees waived and/or other expenses absorbed.

For the year ended June 30, 2016, the Advisor waived all of its fees and absorbed other expenses totaling $549,525. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2018	$3,289
2019	33,297
Total	$36,586

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2016, are reported on the Statement of Operations.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Note 4 – Federal Income Taxes
At June 30, 2016, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$59,199,888

Gross unrealized appreciation	$339,416
Gross unrealized depreciation	(485,841)

Net unrealized depreciation	$(146,425)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(499)	$35,220	$(34,721)

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$118,321
Undistributed long-term capital gains	-
Tax accumulated earnings	118,321

Accumulated capital and other losses	(256,363)
Unrealized depreciation on investments	(146,425)
Total accumulated earnings/(deficit)	$(284,467)

The tax character of the distribution paid during the fiscal years ended June 30, 2016 and June 30, 2015, were as follows:

Distributions paid from:	2016	2015
Ordinary income	$1,217,848	$972,298
Net long-term capital gains	-	-
Total distributions paid	$1,217,848	$972,298

At June 30, 2016, the Fund had a short-term capital loss carryover of $185,788 and a long-term capital loss carryover of $70,575.  To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended June 30, 2016 and June 30, 2015, the Fund received $943 and $0, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended June 30, 2016, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts were as follows:

Purchases	Sales
$29,093,792	$19,798,620

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2016, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$-	$12,776,347	$-	$12,776,347
Bank Loans	-	6,569,513	-	6,569,513
Commercial Mortgage-Backed Securities	-	8,050,771	327,057	8,377,828
Corporate Bonds[1]	-	29,062,941	-	29,062,941
Municipal Bonds	-	256,130	-	256,130
U.S. Treasury Securities	-	2,010,704	-	2,010,704
Total Investments	$-	$58,726,406	$327,057	$59,053,463

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 1 securities at period end.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Transfers between levels 1, 2 or 3 are recognized at the end of the reporting period.  There were no transfers between levels at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of June 30, 2015	$407,939
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	(59,035)
Net purchases	66,205
Net sales	-
Principal paydown	(88,052)
Balance as of June 30, 2016	$327,057

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2016.

	Fair Value June 30, 2016	Valuation Methodologies	Unobservable Input[1]	Impact to Valuation from an increase in Input[2]
Commercial Mortgage-Backed Securities	$327,057	Market Approach	Single Broker Indicative Quote	Increase

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of AAM/HIMCO Short Duration Fund

We have audited the accompanying statement of assets and liabilities of the AAM/HIMCO Short Duration Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2016, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM/HIMCO Short Duration Fund as of June 30, 2016, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2016

AAM/HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	79	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	79	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

AAM/HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	79	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

AAM/HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

AAM HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement
At an in-person meeting held on March 8-10, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Hartford Investment Management Company (the “Sub-Advisor”) with respect to the AAM HIMCO Short Duration Fund series of the Trust (the “Fund”) for an additional one-year term.  The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Barclays U.S. Government/Credit 1-3 Year Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Short-Term Bond fund universe (the “Fund Universe”) for the one-year period ended December 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund with those of the Peer Group and Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return for the Fund for the one-year period was higher than the return of the Barclays US Government/Credit 1-3 Year Index, the Performance Peer Group median return, and the Short-Term Bond Fund Universe median return.

The Board noted its familiarity with the Investment Advisor as the investment advisor of two other series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

AAM HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fee (gross of fee waivers) was the same as the Peer Group median and slightly higher than the Fund Universe median by 0.03%.  The total expenses (net of fee waivers) paid by the Fund were above the Peer Group median by 0.06% and above the Fund Universe median by 0.09%. The Trustees observed that the Investment Advisor does not offer the Fund’s strategy except through the Fund so they could not compare the fees charged by the Investment Advisor to the Fund to the fees charged by the Investment Advisor to other clients.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2015, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain operating expenses of the Fund, and had not realized any profit.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees paid to the Investment Advisor), including beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although the Fund has no advisory fee breakpoints, the asset level of the Fund was relatively small and was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Hartford Investment Management Company

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by the Sub-Advisor to the Fund.  In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Sub-Advisor’s organization and operations, and its compliance structure. The Board’s observations regarding the performance of the Fund are described above.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund are satisfactory.

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund.  In doing so, the Board considered the relative levels and types of services provided by the Investment Advisor and the Sub-Advisor.  The Trustees noted that for as long as the Investment Advisor has agreed to waive investment advisory fees payable to it by the Fund and/or absorb expenses pursuant to an operating expense limitation agreement, the Sub-Advisor has agreed to contribute to such waiver and/or reimbursement. The Trustees also noted that the sub-advisory fees charged by the Sub-Advisor with respect to the Fund were lower than the Sub-Advisor’s standard fee schedule for institutional client accounts managed using the Short Duration strategy up to the $75 million asset level, but higher than its standard fee schedule above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Sub-Advisor’s institutional clients.  The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee.  The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the services provided by the Sub-Advisor to the Fund.

AAM HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Benefits to the Sub-Advisor
The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund (other than sub-advisory fees paid to the Sub-Advisor), including research services provided to it by broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement with respect to the Fund.

AAM/HIMCO Short Duration Fund
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2016 (Unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from January 1, 2016 to June 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
HIMCO Short Duration Fund		1/1/16	6/30/16	1/1/16 – 6/30/16
Class A	Actual Performance	$1,000.00	$1,016.60	$1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.18	1.70
Class C	Actual Performance	1,000.00	1,012.90	5.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.49	5.42
Class I	Actual Performance	1,000.00	1,017.80	0.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.28	0.59

*	Expenses are equal to the Fund’s annualized expense ratios of 0.34%, 1.08% and 0.12% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/HIMCO Short Duration Fund
A series of Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado  80132

Sub-Advisor
Hartford Investment Management Company
One Hartford Plaza
Hartford, Connecticut  06155

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/HIMCO Short Duration Fund - Class A	ASDAX	46141P 248
AAM/HIMCO Short Duration Fund - Class C	ASDCX	46141P 230
AAM/HIMCO Short Duration Fund - Class I	ASDIX	46141P 222

Privacy Principles of the AAM /HIMCO Short Duration Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/HIMCO Short Duration Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Funds Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AAM/HIMCO Short Duration Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free:  (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$18,200	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2016	FYE 6/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2016	FYE 6/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	09/08/2016